SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report:

February 25, 2008

KLONDIKE STAR MINERAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30965	91-1980708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Box 20116, 1031 – Ten Mile Road, Whitehorse, Yukon Y1A 7A2 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 579-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders

The Company is authorized to issue 20,000,000 shares of $0.0001 par value preferred stock. As of January 12, 2007, the Company had 2,000,000 shares of preferred convertible stock issued and outstanding with the rights and privileges of Series A Convertible Preferred Stock and Series B Preferred Stock.  For additional details on the rights of each class of Preferred Stock, please see the Certificate of Designation attached as Exhibit 4.1 to the Form 8-K filed with the SEC dated January 12, 2007.

The Company's board of directors has the authority to determine the specific features of each additional issuance of preferred shares and has the power to reclassify the authorized and issued capital stock, by subdividing or combining the outstanding shares of any class or series of a class of shares into a greater or lesser number of outstanding shares.

Effective February 25, 2008, the Company created a new series of Series C Preferred Stock initially consisting of 2,000,000 shares. The holders of Series C Preferred Stock are not entitled to dividends nor any assets in distribution upon the liquidation, dissolution or winding up of the Corporation, and are non-convertible. The holder of each share of Series C Preferred is entitled to cast such number of votes as is equal to seventy-five shares of common stock of the Corporation on the following matters:

(a)

The merger, consolidation or other combination of the Corporation with any other corporation or other business entity which shall not result in the Corporation being the surviving corporation;

(b)

The sale, or other transfer, of all, or substantially all, of the assets of the corporation;

(c)

A shareholder rights plan;

(d)

A tender offer or any other bid to acquire a controlling interest in the issued and outstanding common stock of the Corporation; or

(e)

Any other transaction or series of transactions which will, or are intended to, directly or indirectly, to result in the effective change of control of the Corporation.

The holder(s) of Series C Preferred Stock are required to cast the votes represented either “for” or “against” the matter submitted to a vote, in the same manner as the Board of the Corporation.

For additional details on the rights of this class of Preferred Stock, please see the Certificate of Designated attached as Exhibit 4.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

A. Financial Statements

None

B. Exhibits

Exhibit 4.1 Certificate of Designation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLONDIKE STAR MINERAL CORPORATION

March  14, 2008

_______________________________

Date

Hans Boge, P.Eng., President